EXHIBIT 10.2

EXECUTION COPY

AMENDMENT NO. 1 TO

ALLIANCE LAUNDRY HOLDINGS LLC

SECURITYHOLDERS AGREEMENT AND REGISTRATION RIGHTS AGREEMENT

THIS AMENDMENT NO. 1 TO ALLIANCE LAUNDRY HOLDINGS LLC SECURITYHOLDERS AGREEMENT AND REGISTRATION RIGHTS AGREEMENT (this “Amendment”) is made as of July 23, 2003 by and among Alliance Laundry Holdings LLC, a Delaware limited liability company (the “Company”) and Bain/RCL, L.L.C., a Delaware limited liability company (“Bain”).

WHEREAS, the Company, Bain and certain other persons are party to that certain Securityholders Agreement, dated as of May 5, 1998 (the “Securityholders Agreement”);

WHEREAS, the Company, Bain and certain other persons are party to that certain Registration Rights Agreement, dated as of May 5, 1998 (the “Registration Agreement”);

WHEREAS, pursuant to the terms of that certain Amendment No. 1 to Amended and Restated Limited Liability Company Agreement (the “Amendment”) of the Company, dated as of the date hereof, the Board of Managers of the Company has made certain changes to the terms of the Amended and Restated Limited Liability Company Agreement of the Company;

WHEREAS, Bain and the Company desire to amend the terms of the Securityholders Agreement and the Registration Agreement to conform those agreements to the changes effected by the Amendment; and

WHEREAS, pursuant to the terms of Section 10 of the Securityholders Agreement and the terms of Section 10(d) of the Registration Agreement, Bain has the authority to amend the terms of the Securityholders Agreement and the Registration Agreement.

NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Securityholders Agreement Amendments.

(a) The fifth sentence of Section 4(a) of the Securityholders Agreement is hereby amended and restated in its entirety as follows:

“In addition, in the event that upon such public offering any of the Company’s outstanding Class M Units, Class B Units or Class C Units are not allocated any “value” as described above, whether due to vesting pursuant to the Executive Agreements or the failure to achieve the Class M Participation Threshold or the appropriate Target Multiple pursuant to the LLC Agreement, the holders of such Class M Units, Class B Units and Class C Units will be granted options to acquire the Company’s common stock in an amount which would be, to the extent practicable, economically equivalent to the future value of such Class M Units, Class B Units and Class C Units.”

(b) The following additional defined term is added to Section 9 of the Securityholders Agreement:

“‘Class M Units’ means (i) any Class M Units (as defined in the LLC Agreement) purchased or otherwise acquired by any Securityholder, and (ii) any Equity Securities issued or issuable directly or indirectly with respect to any of the Class M Units referred to in clause (i) above, by way of a dividend or split or exchange or in connection with any combination of units, recapitalization, merger, consolidation or other reorganization.”

(c) The defined term “Common Units” in Section 9 of the Securityholders Agreement is hereby amended and restated in its entirety as follows:

“‘Common Units’ is defined in the LLC Agreement.”

(d) The defined term “Executive Agreement” in Section 9 of the Securityholders Agreement is hereby amended and restated in its entirety as follows:

“‘Executive Agreement’ is defined in the LLC Agreement.”

2. Registration Agreement Amendments. The defined term “Common Units” in Section 9 of the Securityholders Agreement is hereby amended and restated in its entirety as follows:

“‘Common Units’ is defined in the LLC Agreement.”

3. Effect of Amendment. The Securityholders Agreement and the Registration Agreement, each as amended pursuant to the terms of this Amendment, shall continue in full force and effect after the date of this Amendment.

* * * * *

IN WITNESS WHEREOF, the undersigned have executed and delivered this Amendment as of the date first above written.

ALLIANCE LAUNDRY HOLDINGS LLC

By:	/s/ Thomas F. L’Esperance
Name: Thomas F. L’Esperance
Its: President & Chief Executive Officer

BAIN/RCL, L.L.C.

By:	/s/ Stephen M. Zide
Name: Stephen M. Zide
Its: